UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-08985

Western Asset Corporate Loan Fund Inc.

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: (877)-777-0102

Date of fiscal year end: September 30

Date of reporting period: March 31, 2020

ITEM 1.	REPORT TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders is filed herewith.

Semi-Annual Report	March 31, 2020

WESTERN ASSET

CORPORATE LOAN

FUND INC. (TLI)

Beginning in March 2021, as permitted by regulations adopted by the Securities and Exchange Commission, the Fund intends to no longer mail paper copies of the Fund’s shareholder reports like this one, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary (such as a broker-dealer or bank). Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you invest through a financial intermediary and you already elected to receive shareholder reports electronically (“e-delivery”), you will not be affected by this change and you need not take any action. If you have not already elected e-delivery, you may elect to receive shareholder reports and other communications from the Fund electronically by contacting your financial intermediary.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. That election will apply to all Legg Mason Funds held in your account at that financial intermediary. If you are a direct shareholder with the Fund, you can call the Fund at 1-888-888-0151, or write to the Fund by regular mail at P.O. Box 505000, Louisville, KY 40233 or by overnight delivery to Computershare, 462 South 4th Street, Suite 1600, Louisville, KY 40202 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. That election will apply to all Legg Mason Funds held in your account held directly with the fund complex.

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objective

The Fund’s investment objective is to maximize current income consistent with prudent efforts to preserve capital.

The Fund invests primarily in floating-or variable-rate collateralized senior loans to corporations, partnerships or other business entities operating in various industries and geographic regions.

Letter from the chairman

Dear Shareholder,

We are pleased to provide the semi-annual report of Western Asset Corporate Loan Fund Inc. for the six-month reporting period ended March 31, 2020. Please read on for Fund performance information during the Fund’s reporting period.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.lmcef.com. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

Jane Trust, CFA

Chairman, President and Chief Executive Officer

April 30, 2020

II	Western Asset Corporate Loan Fund Inc.

Performance review

For the six months ended March 31, 2020, Western Asset Corporate Loan Fund Inc. returned -20.33% based on its net asset value (“NAV”)i and -22.01% based on its New York Stock Exchange (“NYSE”) market price per share. The S&P/LSTA Performing Loan Indexii and the Lipper Loan Participation Closed-End Funds Category Averageiii returned -11.92% and -16.17%, respectively, for the same period. Please note that Lipper performance returns are based on each fund’s NAV.

During this six-month period, the Fund made distributions to shareholders totaling $0.38 per share. As of March 31, 2020, the Fund estimates that 73% of the distributions were sourced from net investment income and 27% constituted a return of capital.* The performance table shows the Fund’s six-month total return based on its NAV and market price as of March 31, 2020. Past performance is no guarantee of future results.

Performance Snapshot as of March 31, 2020 (unaudited)
Price Per Share	6-Month Total Return**
$8.34 (NAV)	-20.33	%†
$7.10 (Market Price)	-22.01	%‡

All figures represent past performance and are not a guarantee of future results. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

** Total returns are based on changes in NAV or market price, respectively. Returns reflect the deduction of all Fund expenses, including management fees, operating expenses, and other Fund expenses. Returns do not reflect the deduction of brokerage commissions or taxes that investors may pay on distributions or the sale of shares.

† Total return assumes the reinvestment of all distributions, including returns of capital, if any, at NAV.

‡ Total return assumes the reinvestment of all distributions, including returns of capital, if any, in additional shares in accordance with the Fund’s Dividend Reinvestment Plan.

Looking for additional information?

The Fund is traded under the symbol “TLI” and its closing market price is available in most newspapers under the NYSE listings. The daily NAV is available on-line under the symbol “XTLIX” on most financial websites. Barron’s and the Wall Street Journal’s Monday edition both carry closed-end fund tables that provide additional information. In addition, the Fund issues a quarterly press release that can be found on most major financial websites as well as www.lmcef.com (click on the name of the Fund).

*

These estimates are not for tax purposes. The Fund will issue a Form 1099 with final composition of the distributions for tax purposes after year-end. A return of capital is not taxable and results in a reduction in the tax basis of a shareholder’s investment. For more information about a distribution’s composition, please refer to the Fund’s distribution press release or, if applicable, the Section 19 notice located in the press release section of our website, www.lmcef.com (click on the name of the Fund).

Western Asset Corporate Loan Fund Inc.	III

Performance review (cont’d)

In a continuing effort to provide information concerning the Fund, shareholders may call 1-888-777-0102 (toll free), Monday through Friday from 8:00 a.m. to 5:30 p.m. Eastern Time, for the Fund’s current NAV, market price and other information.

Thank you for your investment in Western Asset Corporate Loan Fund Inc. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Jane Trust, CFA

Chairman, President and Chief Executive Officer

April 30, 2020

RISKS: The Fund is a non-diversified, closed-end management investment company designed primarily as a long-term investment and not as a trading vehicle. The Fund is not intended to be a complete investment program and, due to the uncertainty inherent in all investments, there can be no assurance that the Fund will achieve its investment objective. The Fund’s common stock is traded on the New York Stock Exchange. Similar to stocks, the Fund’s share price will fluctuate with market conditions and, at the time of sale, may be worth more or less than the original investment. Shares of closed-end funds often trade at a discount to their net asset value. Because the Fund is non-diversified, it may be more susceptible to economic, political or regulatory events than a diversified fund. The Fund invests in fixed-income securities which are subject to a number of risks, such as credit risk, the risk of nonpayment of scheduled interest or loan payments, which could lower the Fund’s value. The Fund can normally be expected to have less significant interest rate related fluctuations in its NAV than investment companies investing primarily in fixed rate fixed-income securities (other than money market funds) because the floating or variable rate collateralized senior loans in which the Fund invests float in response to changes in prevailing market interest rates. Because floating or variable interest rates on collateralized senior loans reset periodically, however, there can be some, typically short term, dislocation between prevailing market interest rates and the interest rates paid on the Fund’s collateralized senior loans. Accordingly, the Fund’s NAV may experience related fluctuations from time to time. Similarly, a sudden and extreme increase in prevailing interest rates may cause a decline in the Fund’s NAV. The Fund may invest in foreign securities which are subject to certain risks not associated with domestic investing, such as currency fluctuations, and changes in political, social and economic conditions, which could increase volatility. High-yield lower-rated securities (commonly known as “junk bonds”), involve greater credit and liquidity risks than investment grade securities. The Fund may also invest in money market funds, including funds affiliated with the Fund’s manager and subadviser.

IV	Western Asset Corporate Loan Fund Inc.

Leverage may result in greater volatility of NAV and the market price of common shares and increases a shareholder’s risk of loss. The Fund may make investments in derivative instruments. Derivative instruments can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

[i]

Net asset value (“NAV”) is calculated by subtracting total liabilities, including liabilities associated with financial leverage (if any), from the closing value of all securities held by the Fund (plus all other assets) and dividing the result (total net assets) by the total number of the common shares outstanding. The NAV fluctuates with changes in the market prices of securities in which the Fund has invested. However, the price at which an investor may buy or sell shares of the Fund is the Fund’s market price as determined by supply of and demand for the Fund’s shares.

ii

The S&P/LSTA Performing Loan Index is a sub-index of the S&P/LSTA Leveraged Loan Index (LLI) and it is all loans excluding those in payment default. The S&P/LSTA Leveraged Loan Index tracks the current outstanding balance and spread over LIBOR for fully funded term loans. The facilities included represent a broad cross section of leveraged loans syndicated in the U.S., including dollar denominated loans to overseas issuers. The market value return component of the Index is based on secondary market pricing received from dealers.

iii

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the six-month period ended March 31, 2020, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 54 funds in the Fund’s Lipper category.

Western Asset Corporate Loan Fund Inc.	V

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Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†

The bar graph above represents the composition of the Fund’s investments as of March 31, 2020 and September 30, 2019. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

‡	Represents less than 0.1%.

Western Asset Corporate Loan Fund Inc. 2020 Semi-Annual Report	1

Schedule of investments (unaudited)

March 31, 2020

Western Asset Corporate Loan Fund Inc.

Security†	Rate	Maturity Date	Face Amount	Value
Senior Loans (a)(b) — 125.6%
Basic Industry — 1.6%
Frontdoor Inc., Initial Term Loan (1 mo. USD LIBOR + 2.500%)	3.500%	8/18/25	$197,000	$190,105	(c)(d)
Innophos Holdings Inc., Initial Term Loan (1 mo. USD LIBOR + 3.750%)	4.755%	2/4/27	210,000	178,500	(c)(d)
KSBR Holding Corp., Term Loan (1 mo. USD LIBOR + 4.250%)	5.879%	4/15/26	12,613	11,551	(d)
Tailwind Smith Cooper Intermediate Corp., Second Lien Initial Term Loan (6 mo. USD LIBOR + 9.000%)	10.080%	5/28/27	1,020,000	775,200	(c)(d)
Tank Holding Corp., 2020 Refinancing Term Loan (1 mo. USD LIBOR + 3.500%)	4.489%	3/26/26	189,324	164,239	(d)
Total Basic Industry				1,319,595
Capital Goods — 11.5%
ACProducts Inc., First Lien Initial Term Loan (3 mo. USD LIBOR + 6.500%)	8.192%	8/18/25	1,710,000	1,560,375	(d)(e)
Concrete Pumping Holdings Inc., Initial Term Loan (6 mo. USD LIBOR + 6.000%)	7.072%	12/6/25	611,006	540,741	(c)(d)
Core & Main LP, Initial Term Loan	4.330-4.331%	8/1/24	363,350	321,565	(d)
GFL Environmental Inc., 2018 Incremental Term Loan	—	5/30/25	20,000	19,513	(e)
Hornblower Sub LLC, First Lien Term Loan (3 mo. USD LIBOR + 4.500%)	5.950%	4/28/25	1,735,043	1,127,778	(c)(d)(e)
Ply Gem Midco Inc., Initial Term Loan (1 mo. USD LIBOR + 3.750%)	4.561%	4/12/25	440,492	385,430	(c)(d)
Printpack Holdings Inc., New Term Loan (1 mo. USD LIBOR + 3.000%)	4.000%	7/26/23	649,678	568,468	(c)(d)
Ring Container Technologies LLC, First Lien Initial Term Loan (1 mo. USD LIBOR + 2.750%)	3.739%	10/31/24	328,123	287,107	(c)(d)
Rockwood Service Corp., Initial Term Loan (3 mo. USD LIBOR + 4.250%)	5.700%	1/23/27	1,070,000	975,037	(c)(d)
TransDigm Inc., Refinancing Term Loan F	—	12/9/25	230,000	215,050	(e)
Ventia Deco LLC, 2019 Refinancing Term Loan B (3 mo. USD LIBOR + 3.500%)	5.445%	5/21/26	973,802	856,946	(c)(d)
Vertex Aerospace Services Corp., Initial Term Loan (1 mo. USD LIBOR + 4.500%)	5.489%	6/29/20	750,372	637,816	(c)(d)
WP CPP Holdings LLC, First Lien Initial Term Loan (3 mo. USD LIBOR + 3.750%)	5.530%	4/30/25	1,230,000	937,875	(d)
WP CPP Holdings LLC, Second Lien Term Loan (3 mo. USD LIBOR + 7.750%)	9.530%	4/30/26	1,500,000	1,038,750	(d)

See Notes to Financial Statements.

2	Western Asset Corporate Loan Fund Inc. 2020 Semi-Annual Report

Western Asset Corporate Loan Fund Inc.

Security†	Rate	Maturity Date	Face Amount	Value
Capital Goods — continued
Total Capital Goods				9,472,451
Communications — 3.6%
Diamond Sports Group LLC, Term Loan (1 mo. USD LIBOR + 3.250%)	4.180%	8/24/26	$199,000	$156,215	(d)
Entercom Media Corp., Term Loan B2 (1 mo. USD LIBOR + 2.500%)	3.489%	11/18/24	148,938	134,044	(d)
EW Scripps Co., Term Loan B2 (1 mo. USD LIBOR + 2.500%)	3.489%	5/1/26	878,953	825,117	(d)
Gray Television Inc., Term Loan B2 (1 mo. USD LIBOR + 2.250%)	3.765%	2/7/24	630,000	596,925	(d)
Level 3 Financing Inc., 2027 Term Loan B (1 mo. USD LIBOR + 1.750%)	2.739%	3/1/27	387,328	366,025	(d)
Lions Gate Capital Holdings LLC, Term Loan B (1 mo. USD LIBOR + 2.250%)	3.239%	3/24/25	667,837	609,402	(d)
Nexstar Broadcasting Inc., Term Loan B4 (1 mo. USD LIBOR + 2.750%)	4.331%	9/18/26	306,883	290,005	(d)
Total Communications				2,977,733
Consumer Cyclical — 26.2%
1011778 BC Unlimited Liability Co., Term Loan B4 (1 mo. USD LIBOR + 1.750%)	2.739%	11/19/26	588,525	545,857	(d)
Academy Ltd., Initial Term Loan (1 mo. USD LIBOR + 4.000%)	5.515-5.581%	7/1/22	909,472	500,967	(d)
Allen Media LLC, Initial Term Loan (3 mo. USD LIBOR + 5.500%)	7.231%	2/10/27	1,070,000	936,250	(c)(d)
Amentum Government Services Holdings LLC, First Lien Initial Term Loan (1 mo. USD LIBOR + 4.000%)	4.989%	1/31/27	1,430,000	1,351,350	(c)(d)
AP NMT Acquisition BV, Second Lien Dollar Term Loan B (3 mo. USD LIBOR + 9.000%)	10.908%	8/13/22	1,250,000	1,206,250	(c)(d)(e)
Aristocrat Technologies Inc., Term Loan B3 (3 mo. USD LIBOR + 1.750%)	3.577%	10/19/24	540,000	491,400	(d)
ASHCO LLC, Initial Term Loan (3 mo. USD LIBOR + 5.000%)	6.072%	9/25/24	1,459,758	1,240,794	(c)(d)
BCPE Empire Holdings Inc., First Lien Delayed Draw Term Loan	—	6/11/26	140,326	126,293	(c)(e)
BCPE Empire Holdings Inc., First Lien Initial Term Loan (1 mo. USD LIBOR + 4.000%)	4.989%	6/11/26	710,501	639,451	(c)(d)
BrightView Landscapes LLC, Initial Term Loan (1 mo. USD LIBOR + 2.500%)	3.125-3.500%	8/15/25	775,089	744,085	(c)(d)
CEC Entertainment Inc., Term Loan B (1 mo. USD LIBOR + 6.500%)	7.572%	8/17/26	945,250	543,519	(d)

See Notes to Financial Statements.

Western Asset Corporate Loan Fund Inc. 2020 Semi-Annual Report	3

Schedule of investments (unaudited) (cont’d)

March 31, 2020

Western Asset Corporate Loan Fund Inc.

Security†	Rate	Maturity Date	Face Amount	Value
Consumer Cyclical — continued
CEOC LLC, Term Loan B (1 mo. USD LIBOR + 2.000%)	2.989%	10/7/24	$578,217	$478,956	(d)
CM Acquisition Co., Term Loan (3 mo. USD LIBOR + 10.000%)	11.450%	7/26/23	70,236	65,759	(c)(d)
Equinox Holdings Inc., First Lien Incremental Term Loan B1 (6 mo. USD LIBOR + 3.000%)	4.072%	3/8/24	1,400,077	1,045,391	(d)(e)
Equinox Holdings Inc., Second Lien Initial Term Loan (6 mo. USD LIBOR + 7.000%)	8.072%	9/6/24	410,000	290,075	(d)
Fitness International LLC, Term Loan B (3 mo. USD LIBOR + 3.250%)	4.322%	4/18/25	162,245	123,036	(d)
Leslie’s Poolmart Inc., Term Loan B2 (1 mo. USD LIBOR + 3.500%)	4.489%	8/16/23	1,509,327	1,265,948	(d)
Michaels Stores Inc., 2018 New Replacement Term Loan B	3.500-3.568%	1/30/23	1,424,176	1,203,429	(c)(d)
Mohegan Tribal Gaming Authority, Term Loan B (1 mo. USD LIBOR + 4.375%)	5.364%	10/13/23	1,012,943	773,888	(d)
Panther BF Aggregator 2 LP, First Lien Initial Dollar Term Loan (1 mo. USD LIBOR + 3.500%)	4.441%	4/30/26	625,927	575,853	(c)(d)
PCI Gaming Authority, Term Loan Facility B (1 mo. USD LIBOR + 2.500%)	3.489%	5/29/26	26,107	20,979	(d)
Petco Animal Supplies Inc., Term Loan	—	1/26/23	520,000	365,040	(e)
ServiceMaster Co. LLC, Term Loan D (1 mo. USD LIBOR + 1.750%)	2.739%	11/5/26	678,300	657,951	(c)(d)
Spencer Spirit IH LLC, Initial Term Loan (1 mo. USD LIBOR + 6.000%)	6.924%	6/19/26	460,007	438,156	(d)
Station Casinos LLC, Term Loan Facility B1 (1 mo. USD LIBOR + 2.250%)	3.240%	2/8/27	69,543	58,556	(d)
Terrier Media Buyer Inc., Term Loan	—	12/17/26	259,350	224,824	(e)
TKC Holdings Inc., First Lien Initial Term Loan (1 mo. USD LIBOR + 3.750%)	4.750%	2/1/23	654,638	530,257	(c)(d)
TKC Holdings Inc., Second Lien Initial Term Loan (1 mo. USD LIBOR + 8.000%)	9.000%	2/1/24	1,649,924	1,306,190	(d)
UFC Holdings LLC, Term Loan B (1 mo. USD LIBOR + 3.250%)	4.250%	4/29/26	923,727	826,736	(c)(d)
VICI Properties 1 LLC, Term Loan B (1 mo. USD LIBOR + 1.750%)	2.674%	12/20/24	370,000	341,942	(d)
William Morris Endeavor Entertainment LLC, New Term Loan B1	3.740-4.370%	5/19/25	1,461,716	1,179,118	(d)

See Notes to Financial Statements.

4	Western Asset Corporate Loan Fund Inc. 2020 Semi-Annual Report

Western Asset Corporate Loan Fund Inc.

Security†	Rate	Maturity Date	Face Amount	Value
Consumer Cyclical — continued
World Triathlon Corp., Initial Term Loan (1 mo. USD LIBOR + 4.250%)	5.250%	8/12/26	$623,800	$595,729	(c)(d)
Wynn Resorts Finance LLC, Term Loan Facility A (1 mo. USD LIBOR + 1.750%)	2.740%	9/20/24	1,131,000	933,075	(c)(d)
Total Consumer Cyclical				21,627,104
Consumer Non-Cyclical — 33.5%
8th Avenue Food & Provisions Inc., First Lien Term Loan (1 mo. USD LIBOR + 3.500%)	4.297%	10/1/25	739,129	690,162	(d)
8th Avenue Food & Provisions Inc., Second Lien Term Loan (1 mo. USD LIBOR + 7.750%)	8.547%	10/1/26	1,080,000	972,000	(d)(e)
Agiliti Health Inc., Term Loan (1 mo. USD LIBOR + 3.000%)	4.625%	1/4/26	584,100	563,657	(c)(d)
Air Medical Group Holdings Inc., 2017-2 New Term Loan (3 mo. USD LIBOR + 4.250%)	5.863%	3/14/25	1,753,645	1,582,664	(d)
Air Medical Group Holdings Inc., 2018 Term Loan (2 mo. USD LIBOR + 3.250%)	4.932%	4/28/22	339,133	313,698	(d)
Air Methods Corp., Initial Term Loan (3 mo. USD LIBOR + 3.500%)	4.950%	4/22/24	1,225,418	885,364	(d)
Albany Molecular Research Inc., First Lien Initial Term Loan (1 mo. USD LIBOR + 3.250%)	4.250%	8/30/24	1,229,694	1,100,576	(d)
Aldevron LLC, Term Loan B (3 mo. USD LIBOR + 4.250%)	5.700%	10/12/26	440,000	415,800	(c)(d)
AthenaHealth Inc., First Lien Term Loan B (3 mo. USD LIBOR + 4.500%)	5.284%	2/11/26	300,000	282,000	(c)(d)(e)
Aveanna Healthcare LLC, First Lien Term Loan	—	3/13/24	379,023	310,799	(c)(e)
BJ’s Wholesale Club Inc., Term Loan B	—	2/3/24	350,000	334,250	(e)
Change Healthcare Holdings LLC, Closing Date Term Loan	—	3/1/24	350,000	323,167	(e)
CHG Healthcare Services Inc., New Term Loan (1 mo. USD LIBOR + 3.000%)	4.072-4.450%	6/7/23	608,025	550,263	(d)
CHG PPC Parent LLC, First Lien Initial Term Loan (1 mo. USD LIBOR + 2.750%)	3.739%	3/31/25	147,375	133,374	(c)(d)
Covenant Surgical Partners Inc., First Lien Delayed Draw Term Loan	—	7/1/26	176,670	149,286	(e)

See Notes to Financial Statements.

Western Asset Corporate Loan Fund Inc. 2020 Semi-Annual Report	5

Schedule of investments (unaudited) (cont’d)

March 31, 2020

Western Asset Corporate Loan Fund Inc.

Security†	Rate	Maturity Date	Face Amount	Value
Consumer Non-Cyclical — continued
Covenant Surgical Partners Inc., First Lien Initial Term Loan (1 mo. USD LIBOR + 4.000%)	5.016%	7/1/26	$878,919	$742,686	(d)
Endo Luxembourg Finance Company I SARL, Initial Term Loan (1 mo. USD LIBOR + 4.250%)	5.250%	4/29/24	539,128	483,868	(d)(e)
Envision Healthcare Corp., Initial Term Loan (1 mo. USD LIBOR + 3.750%)	4.739%	10/10/25	1,325,360	710,393	(d)
EyeCare Partners LLC, First Lien Initial Delayed Draw Term Loan	—	2/18/27	262,973	217,391	(e)
EyeCare Partners LLC, First Lien Initial Term Loan (6 mo. USD LIBOR + 3.750%)	4.822%	2/18/27	1,127,027	931,676	(d )(e)
EyeCare Partners LLC, Second Lien Initial Term Loan (3 mo. USD LIBOR + 8.250%)	9.139%	2/4/28	1,060,000	876,267	(d)
FC Compassus LLC, Initial Term Loan (3 mo. USD LIBOR + 5.000%)	6.072%	12/31/26	847,875	792,763	(c)(d)
Froneri U.S. Inc., Term Loan Facility B2 (1 mo. USD LIBOR + 2.250%)	3.239-3.853%	1/29/27	1,430,000	1,372,800	(c)(d)
Immucor Inc., Term Loan B3 (3 mo. USD LIBOR + 5.000%)	6.450%	6/15/21	41,299	36,549	(c)(d)
Kingpin Intermediate Holdings LLC, 2018 Refinancing Term Loan (1 mo. USD LIBOR + 3.500%)	4.500%	7/3/24	1,865,676	1,324,630	(c)(d)
Medical Solutions Holdings Inc., First Lien Closing Date Term Loan (1 mo. USD LIBOR + 4.500%)	5.500%	6/14/24	965,150	858,984	(c)(d)
Medical Solutions Holdings Inc., Second Lien Initial Incremental Term Loan (1 mo. USD LIBOR + 8.750%)	9.739%	6/16/25	440,000	374,000	(c)(d)
Mister Car Wash Holdings Inc., First Lien Delayed Draw Term Loan	3.862-5.160%	5/14/26	10,688	8,960	(d)
Mister Car Wash Holdings Inc., First Lien Initial Term Loan (1 mo. USD LIBOR + 3.250%)	3.862%	5/14/26	882,776	740,060	(d)
MPH Acquisition Holdings LLC, Initial Term Loan (3 mo. USD LIBOR + 2.750%)	4.200%	6/7/23	1,021,802	929,840	(c)(d)
Option Care Health Inc., First Lien Term Loan B (1 mo. USD LIBOR + 4.500%)	5.489%	8/6/26	897,750	763,088	(c)(d)
Phoenix Guarantor Inc., Term Loan B1 (3 mo. USD LIBOR + 3.250%)	4.113%	3/5/26	770,000	708,400	(c)(d)

See Notes to Financial Statements.

6	Western Asset Corporate Loan Fund Inc. 2020 Semi-Annual Report

Western Asset Corporate Loan Fund Inc.

Security†	Rate	Maturity Date	Face Amount	Value
Consumer Non-Cyclical — continued
Pluto Acquisition I Inc., First Lien Initial Term Loan (3 mo. USD LIBOR + 5.000%)	6.819%	6/18/26	$1,141,997	$999,247	(c)(d)
Radiology Partners Inc., Replacement Term Loan B	5.975-5.985%	7/9/25	1,436,385	1,218,533	(d)
Reynolds Consumer Products LLC, Initial Term Loan	—	2/4/27	130,000	123,419	(e)
Sotera Health Holdings LLC, First Lien Initial Term Loan (1 mo. USD LIBOR + 4.500%)	5.500%	12/11/26	190,000	169,417	(d)
U.S. Anesthesia Partners Inc., First Lien Initial Term Loan (1 mo. USD LIBOR + 3.000%)	4.000%	6/24/24	1,415,740	1,072,423	(d)
U.S. Renal Care Inc., First Lien Term Loan B (1 mo. USD LIBOR + 5.000%)	6.000%	6/26/26	1,712,871	1,540,157	(d)
US Foods Inc., 2019 Incremental Term Loan B	—	9/13/26	9,975	9,293	(e)
US Foods Inc., Repriced Term Loan	—	6/27/23	269,300	254,040	(e)
Verscend Holding Corp., Term Loan B (1 mo. USD LIBOR + 4.500%)	5.489%	8/27/25	1,062,195	1,009,085	(c)(d)(e)
Vetcor Professional Practices LLC, First Lien Initial Term Loan (3 mo. USD LIBOR + 3.000%)	4.072%	7/2/25	844,950	705,533	(c)(d)
Total Consumer Non-Cyclical				27,580,562
Electric — 1.0%
Eastern Power LLC, Term Loan B (1 mo. USD LIBOR + 3.750%)	4.750%	10/2/25	430,000	380,550	(d)
Panda Temple Power LLC, Second Lien Term Loan (1 mo. USD LIBOR + 8.000% PIK)	9.000%	2/7/23	352,175	341,389	(c)(d)(f)
Terra-Gen Finance Co. LLC, Term Loan (1 mo. USD LIBOR + 4.250%)	5.250%	12/9/21	141,525	130,911	(c)(d)
Total Electric				852,850
Energy — 1.7%
Navitas Midstream Midland Basin LLC, Initial Term Loan (1 mo. USD LIBOR + 4.500%)	5.500%	12/13/24	817,908	541,183	(d)
Paragon Offshore Finance Co., Term Loan	—	—	1,830	673	*(c)(g)
Penn Virginia Holdings Corp., Second Lien Advance Term Loan (1 mo. USD LIBOR + 7.000%)	8.000%	9/29/22	950,000	712,500	(c)(d)
Permian Production Partners LLC, Initial Term Loan (3 mo. USD LIBOR + 6.000%)	11.750%	5/20/24	798,000	159,600	(c)(d)(h)

See Notes to Financial Statements.

Western Asset Corporate Loan Fund Inc. 2020 Semi-Annual Report	7

Schedule of investments (unaudited) (cont’d)

March 31, 2020

Western Asset Corporate Loan Fund Inc.

Security†	Rate	Maturity Date	Face Amount	Value
Energy — continued
Total Energy				1,413,956
Finance Companies — 0.4%
Clipper Acquisitions Corp., Term Loan B1 (1 mo. USD LIBOR + 1.750%)	3.127%	12/27/24	$358,361	$335,067	(c)(d)
Financial Other — 14.1%
AqGen Ascensus Inc., Sixth Amendment Incremental Term Loan (3 mo. USD LIBOR + 4.250%)	5.322%	12/5/22	437,800	376,508	(d)
AqGen Ascensus Inc., Third Amendment Replacement Term Loan (3 mo. USD LIBOR + 4.000%)	5.072%	12/5/22	888,665	764,252	(d)
Citadel Securities LP, Term Loan Facility B (1 mo. USD LIBOR + 2.750%)	3.739%	2/27/26	1,433,622	1,283,092	(c)(d)
Deerfield Dakota Holding LLC, 2019 Incremental Term Loan (1 mo. USD LIBOR + 4.000%)	5.000%	2/13/25	415,800	410,603	(c)(d)
Deerfield Dakota Holding LLC, First Lien Term Loan B	—	3/5/27	750,000	645,000	(c)(e)
Deerfield Dakota Holding LLC, Second Lien Initial Term Loan	—	4/7/28	1,660,000	1,313,475	(e)
DRW Holdings LLC, First Lien Initial Term Loan (1 mo. USD LIBOR + 4.250%)	5.239%	11/26/26	1,137,150	1,029,121	(c)(d)
Edelman Financial Center LLC, Second Lien Initial Term Loan (1 mo. USD LIBOR + 6.750%)	7.679%	7/20/26	2,080,000	1,605,067	(d)
First Eagle Holdings Inc., 2018 Refinancing Term Loan B (3 mo. USD LIBOR + 2.500%)	3.950%	2/1/27	369,075	313,252	(d)
Jane Street Group LLC, Dollar Term Loan (3 mo. USD LIBOR + 3.000%)	4.613%	1/31/25	1,734,871	1,561,384	(d)
KWOR Acquisition Inc., First Lien Delayed Draw Term Loan	—	6/3/26	98,933	80,136	(c)(e)
KWOR Acquisition Inc., First Lien Initial Term Loan (1 mo. USD LIBOR + 4.000%)	4.989%	6/3/26	981,912	795,349	(c)(d)
Nexus Buyer LLC, Initial Term Loan (1 mo. USD LIBOR + 3.750%)	4.613%	11/9/26	1,187,025	1,071,290	(d)
Resolute Investment Managers Inc., Specified Refinancing Term Loan (3 mo. USD LIBOR + 3.250%)	4.700%	4/30/22	402,661	350,315	(c)(d)
Total Financial Other				11,598,844

See Notes to Financial Statements.

8	Western Asset Corporate Loan Fund Inc. 2020 Semi-Annual Report

Western Asset Corporate Loan Fund Inc.

Security†	Rate	Maturity Date	Face Amount	Value
Industrial Other — 0.7%
CRCI Longhorn Holdings Inc., First Lien Closing Date Term Loan (1 mo. USD LIBOR + 3.500%)	4.489%	8/8/25	$253,090	$215,126	(d)
VM Consolidated Inc., Term Loan B1 (1 mo. USD LIBOR + 3.250%)	4.239%	2/28/25	419,265	381,532	(c)(d)
Total Industrial Other				596,658
Insurance — 6.6%
Alliant Holdings Intermediate LLC, 2018 Initial Term Loan (1 mo. USD LIBOR + 3.000%)	3.989%	5/9/25	606,911	563,922	(d)
AmeriLife Holdings LLC, First Lien Delayed Draw Term Loan	—	3/18/27	126,136	105,324	(c)(e)
AmeriLife Holdings LLC, First Lien Initial Term Loan	—	3/18/27	983,864	821,526	(c)(e)
Asurion LLC, New Term Loan B7 (1 mo. USD LIBOR + 3.000%)	3.989%	11/3/24	640,458	603,099	(d)
Asurion LLC, Second Lien Replacement Term Loan B2 (1 mo. USD LIBOR + 6.500%)	7.489%	8/4/25	2,380,000	2,225,300	(c)(d)(e)
NMI Holdings Inc., Initial Term Loan (1 mo. USD LIBOR + 4.750%)	5.750%	5/24/23	304,575	275,640	(c)(d)
Sedgwick Claims Management Services Inc., Term Loan (1 mo. USD LIBOR + 3.250%)	4.239%	12/31/25	951,996	840,929	(d)(e)
Total Insurance				5,435,740
REITS — 0.8%
Corecivic Inc., Term Loan (1 mo. USD LIBOR + 4.500%)	5.500%	12/12/24	730,750	655,848	(d)
Technology — 22.7%
Access CIG LLC, First Lien Term Loan B (3 mo. USD LIBOR + 3.750%)	5.527%	2/27/25	519,692	428,746	(d)
Access CIG LLC, Second Lien Initial Term Loan (3 mo. USD LIBOR + 7.750%)	9.527%	2/13/26	100,000	85,750	(d)
Blackhawk Network Holdings Inc., First Lien Term Loan (1 mo. USD LIBOR + 3.000%)	3.989%	6/16/25	845,592	699,023	(d)
Blackhawk Network Holdings Inc., Second Lien Term Loan (1 mo. USD LIBOR + 7.000%)	7.813%	6/15/26	2,180,000	1,825,750	(d)
Castle US Holding Corp., Initial Dollar Term Loan (3 mo. USD LIBOR + 3.750%)	5.200%	1/29/27	1,470,000	1,280,737	(c)(d)

See Notes to Financial Statements.

Western Asset Corporate Loan Fund Inc. 2020 Semi-Annual Report	9

Schedule of investments (unaudited) (cont’d)

March 31, 2020

Western Asset Corporate Loan Fund Inc.

Security†	Rate	Maturity Date	Face Amount	Value
Technology — continued
CommScope Inc., Initial Term Loan (1 mo. USD LIBOR + 3.250%)	4.239%	4/4/26	$1,024,850	$973,608	(c)(d)
Everi Payments Inc., New Term Loan B (3 mo. USD LIBOR + 2.750%)	3.822%	5/9/24	450,206	360,915	(d)
Finastra USA Inc., First Lien Dollar Term Loan (3 mo. USD LIBOR + 3.500%)	5.277%	6/13/24	139,366	121,248	(d)
Finastra USA Inc., Second Lien Dollar Term Loan (3 mo. USD LIBOR + 7.250%)	9.027%	6/13/25	920,000	711,850	(d)
Fiserv Investment Solutions Inc., Initial Term Loan (3 mo. USD LIBOR + 4.750%)	6.442%	2/10/27	1,160,000	1,049,800	(c)(d)
Global Tel Link Corp., First Lien Term Loan (3 mo. USD LIBOR + 4.250%)	5.700%	11/29/25	1,204,750	1,039,097	(d)
Global Tel Link Corp., Second Lien Term Loan (3 mo. USD LIBOR + 8.250%)	9.700%	11/20/26	1,120,000	938,000	(d)
Huskies Parent Inc., First Lien Closing Date Term Loan (3 mo. USD LIBOR + 4.000%)	5.777%	7/31/26	1,226,925	1,091,963	(c)(d)
MA Financeco LLC, Term Loan B3 (1 mo. USD LIBOR + 2.500%)	3.489%	6/21/24	68,855	62,773	(d)
McAfee LLC, Second Lien Initial Term Loan (1 mo. USD LIBOR + 8.500%)	9.441%	9/29/25	579,091	550,136	(d)
McAfee LLC, USD Term Loan B (1 mo. USD LIBOR + 3.750%)	4.691%	9/30/24	663,242	619,026	(d)
Presidio Holdings Inc., Term Loan (4 mo. USD LIBOR + 3.500%)	5.280%	1/22/27	10,000	9,400	(c)(d)
Project Alpha Intermediate Holding Inc., 2019 Incremental Term Loan (3 mo. USD LIBOR + 4.250%)	6.130%	4/26/24	980,630	889,922	(d)
Rackspace Hosting Inc., First Lien Term Loan B (3 mo. USD LIBOR + 3.000%)	4.763%	11/3/23	448,846	407,328	(d)
Science Applications International Corp., Term Loan B2	—	3/13/27	1,080,000	1,028,700	(e)
Seattle Escrow Borrower LLC, Initial Term Loan (1 mo. USD LIBOR + 2.500%)	3.489%	6/21/24	464,997	423,922	(d)
Severin Acquisition LLC, First Lien Term Loan (3 mo. USD LIBOR + 3.000%)	4.742%	8/1/25	644,344	568,633	(d)
Sound Inpatient Physicians Inc., First Lien Initial Term Loan (1 mo. USD LIBOR + 2.750%)	3.739%	6/27/25	287,183	257,029	(d)
STG-Fairway Holdings LLC, First Lien Term Loan (3 mo. USD LIBOR + 3.500%)	4.572%	1/31/27	370,000	338,550	(c)(d)

See Notes to Financial Statements.

10	Western Asset Corporate Loan Fund Inc. 2020 Semi-Annual Report

Western Asset Corporate Loan Fund Inc.

Security†	Rate	Maturity Date	Face Amount	Value
Technology — continued
Surf Holdings SARL, Senior Secured First Lien Dollar Term Loan (3 mo. USD LIBOR + 3.500%)	4.814%	3/5/27	$1,210,000	$1,085,975	(d)
Tempo Acquisition LLC, Initial Term Loan (1 mo. USD LIBOR + 2.750%)	3.739%	5/1/24	79,591	71,499	(d)
Upland Software Inc., Senior Secured Term Loan (1 mo. USD LIBOR + 3.750%)	4.739%	8/6/26	89,550	76,118	(c)(d)
VS Buyer LLC, Initial Term Loan (3 mo. USD LIBOR + 3.250%)	4.863%	2/28/27	1,200,000	1,158,000	(c)(d)
Zotec Partners LLC, Term Loan B2 (3 mo. USD LIBOR + 3.750%)	4.822%	2/14/24	597,713	543,919	(c)(d)
Total Technology				18,697,417
Transportation — 1.2%
GlobalTranz Enterprises LLC, First Lien Initial Term Loan (1 mo. USD LIBOR + 5.000%)	5.929%	5/15/26	1,278,035	990,477	(d)
Total Senior Loans (Cost — $120,028,486)				103,554,302
Asset-Backed Securities — 7.5%
Apidos CLO XVIII, 2018-18A E (3 mo. USD LIBOR + 5.700%)	7.502%	10/22/30	400,000	272,454	(d)(i)
Ares XLII CLO Ltd., 2017-42A D (3 mo. USD LIBOR + 3.450%)	5.252%	1/22/28	400,000	323,132	(d)(i)
Dryden 72 CLO Ltd., 2019-72A E (3 mo. USD LIBOR + 6.800%)	8.492%	5/15/32	400,000	280,767	(d)(i)
Halsey Point CLO I Ltd., 2019-1A E (3 mo. USD LIBOR + 7.700%)	9.607%	1/20/33	250,000	154,045	(d)(i)
Halsey Point CLO I Ltd., 2019-1A F (3 mo. USD LIBOR + 8.200%)	10.107%	1/20/33	750,000	349,298	(d)(i)
Madison Park Funding XXX Ltd., 2018-30A D (3 mo. USD LIBOR + 2.500%)	4.331%	4/15/29	250,000	199,210	(d)(i)
Neuberger Berman Loan Advisers CLO 35 Ltd., 2019-35A E (3 mo. USD LIBOR + 7.000%)	8.903%	1/19/33	750,000	508,380	(d)(i)
Octagon Investment Partners 35 Ltd., 2018-1A C (3 mo. USD LIBOR + 2.600%)	4.419%	1/20/31	250,000	190,606	(d)(i)
Octagon Investment Partners 36 Ltd., 2018-1A E (3 mo. USD LIBOR + 5.430%)	7.261%	4/15/31	1,000,000	561,560	(d)(i)
Romark CLO Ltd., 2017-1A D (3 mo. USD LIBOR + 6.650%)	8.456%	10/23/30	1,000,000	709,037	(d)(i)
Sound Point CLO XXII Ltd., 2019-1A D (3 mo. USD LIBOR + 3.900%)	5.719%	1/20/32	600,000	456,009	(d)(i)

See Notes to Financial Statements.

Western Asset Corporate Loan Fund Inc. 2020 Semi-Annual Report	11

Schedule of investments (unaudited) (cont’d)

March 31, 2020

Western Asset Corporate Loan Fund Inc.

Security†	Rate	Maturity Date	Face Amount	Value
Asset-Backed Securities — continued
TCI-Symphony CLO Ltd., 2016-1A BR (3 mo. USD LIBOR + 1.650%)	3.498%	10/13/29	$1,500,000	$1,358,643	(d)(i)
TICP CLO VI Ltd., 2016-6A DR (3 mo. USD LIBOR + 3.300%)	5.131%	1/15/29	610,000	478,451	(d)(i)
Wellfleet CLO Ltd., 2017-3A C (3 mo. USD LIBOR + 2.750%)	4.586%	1/17/31	500,000	344,962	(d)(i)
Total Asset-Backed Securities (Cost — $8,300,279)				6,186,554
Corporate Bonds & Notes — 2.2%
Energy — 0.6%
Oil, Gas & Consumable Fuels — 0.6%
NGPL PipeCo LLC, Senior Notes	7.768%	12/15/37	520,000	521,382	(i)
Financials — 0.5%
Diversified Financial Services — 0.5%
DAE Funding LLC, Senior Notes	4.500%	8/1/22	470,000	439,440	(i)
Health Care — 1.1%
Health Care Providers & Services — 0.7%
Radiology Partners Inc., Senior Notes	9.250%	2/1/28	600,000	523,950	(i)
Pharmaceuticals — 0.4%
Par Pharmaceutical Inc., Senior Secured Notes	7.500%	4/1/27	350,000	350,901	(i)
Total Health Care				874,851
Total Corporate Bonds & Notes (Cost — $1,985,499)				1,835,673

			Shares
Common Stocks — 0.1%
Consumer Discretionary — 0.1%
Automobiles — 0.1%
Dayco Products LLC			4,745	35,587	*(c)
Dayco Products LLC			167	1,253	*(c)
Total Automobiles				36,840
Household Durables — 0.0%
EveryWare Global			66,667	9,333	*(c)
Total Consumer Discretionary				46,173
Energy — 0.0%
Energy Equipment & Services — 0.0%
Paragon Offshore Litigation Trust A			503	151	(c)

See Notes to Financial Statements.

12	Western Asset Corporate Loan Fund Inc. 2020 Semi-Annual Report

Western Asset Corporate Loan Fund Inc.

Security†		Shares	Value
Oil, Gas & Consumable Fuels — 0.0%
Montage Resources Corp.		1,780	$4,005	*
Total Energy			4,156
Total Common Stocks (Cost — $1,787,178)			50,329
Total Investments before Short-Term Investments (Cost — $132,101,442)			111,626,858

	Rate
Short-Term Investments — 4.2%
Dreyfus Government Cash Management, Institutional Shares (Cost — $3,451,656)	0.272%	3,451,656	3,451,656
Total Investments — 139.6% (Cost — $135,553,098)			115,078,514
Liabilities in Excess of Other Assets — (39.6)%			(32,663,327)
Total Net Assets — 100.0%			$82,415,187

†	Securities held by the Fund are subject to a lien, granted to the lenders, to the extent of the borrowing outstanding and any additional expenses.

*	Non-income producing security.

(a)	Interest rates disclosed represent the effective rates on collateralized and uncollateralized senior loans. Ranges in interest rates are attributable to multiple contracts under the same loan.

(b)	Senior loans may be considered restricted in that the Fund ordinarily is contractually obligated to receive approval from the agent bank and/or borrower prior to the disposition of a senior loan.

(c)	Security is valued using significant unobservable inputs (Note 1).

(d)

Variable rate security. Interest rate disclosed is as of the most recent information available. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.

(e)	All or a portion of this loan is unfunded as of March 31, 2020. The interest rate for fully unfunded term loans is to be determined.

(f)	Payment-in-kind security for which the issuer has the option at each interest payment date of making interest payments in cash or additional securities.

(g)	Security is valued in good faith in accordance with procedures approved by the Board of Directors (Note 1).

(h)	The coupon payment on these securities is currently in default as of March 31, 2020.

(i)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors.

Abbreviations used in this schedule:

CLO	— Collateralized Loan Obligation

LIBOR	— London Interbank Offered Rate

PIK	— Payment-In-Kind

USD	— United States Dollar

See Notes to Financial Statements.

Western Asset Corporate Loan Fund Inc. 2020 Semi-Annual Report	13

Statement of assets and liabilities (unaudited)

March 31, 2020

Assets:
Investments, at value (Cost — $135,553,098)	$115,078,514
Cash	528,943
Receivable for securities sold	22,702,562
Interest receivable	487,645
Prepaid expenses	12,442
Total Assets	138,810,106

Liabilities:
Loan payable (Note 5)	37,000,000
Payable for securities purchased	17,947,789
Distributions payable	651,877
Interest payable	87,547
Investment management fee payable	86,661
Directors’ fees payable	2,659
Accrued expenses	618,386
Total Liabilities	56,394,919
Total Net Assets	$82,415,187

Net Assets:
Par value ($0.001 par value; 9,876,922 shares issued and outstanding; 150,000,000 shares authorized)	$9,877
Paid-in capital in excess of par value	126,171,225
Total distributable earnings (loss)	(43,765,915)
Total Net Assets	$82,415,187

Shares Outstanding	9,876,922

Net Asset Value	$8.34

See Notes to Financial Statements.

14	Western Asset Corporate Loan Fund Inc. 2020 Semi-Annual Report

Statement of operations (unaudited)

For the Six Months Ended March 31, 2020

Investment Income:
Interest	$4,683,536
Dividends	54,264
Total Investment Income	4,737,800

Expenses:
Interest expense (Note 5)	642,436
Investment management fee (Note 2)	618,311
Transfer agent fees	399,164
Legal fees	190,978
Audit and tax fees	32,146
Directors’ fees	14,863
Fund accounting fees	9,483
Shareholder reports	8,903
Commitment fees (Note 5)	8,404
Stock exchange listing fees	6,254
Custody fees	4,723
Excise tax (Note 1)	3,000
Insurance	1,228
Miscellaneous expenses	66,855
Total Expenses	2,006,748
Less: Fee waivers and/or expense reimbursements (Note 2)	(39,015)
Net Expenses	1,967,733
Net Investment Income	2,770,067

Realized and Unrealized Loss on Investments (Notes 1 and 3):
Net Realized Loss From Investment Transactions	(6,680,026)
Change in Net Unrealized Appreciation (Depreciation) From Investments	(17,366,065)
Net Loss on Investments	(24,046,091)
Decrease in Net Assets From Operations	$(21,276,024)

See Notes to Financial Statements.

Western Asset Corporate Loan Fund Inc. 2020 Semi-Annual Report	15

Statements of changes in net assets

For the Six Months Ended March 31, 2020 (unaudited) and the Year Ended September 30, 2019	2020	2019

Operations:
Net investment income	$2,770,067	$6,627,743
Net realized loss	(6,680,026)	(2,264,065)
Change in net unrealized appreciation (depreciation)	(17,366,065)	(1,591,589)
Increase (Decrease) in Net Assets From Operations	(21,276,024)	2,772,089

Distributions to Shareholders From (Note 1):
Total distributable earnings	(3,774,327)	(6,718,738)
Decrease in Net Assets From Distributions to Shareholders	(3,774,327)	(6,718,738)

Fund Share Transactions:
Cost of shares repurchased (62,040 and 0 shares repurchased, respectively)	(616,522)	—
Decrease in Net Assets From Fund Share Transactions	(616,522)	—
Decrease in Net Assets	(25,666,873)	(3,946,649)

Net Assets:
Beginning of period	108,082,060	112,028,709
End of period	$82,415,187	$108,082,060

See Notes to Financial Statements.

16	Western Asset Corporate Loan Fund Inc. 2020 Semi-Annual Report

Statement of cash flows (unaudited)

For the Six Months Ended March 31, 2020

Increase (Decrease) in Cash:
Cash Provided (Used) by Operating Activities:
Net decrease in net assets resulting from operations	$(21,276,024)
Adjustments to reconcile net decrease in net assets resulting from operations to net cash provided (used) by operating activities:
Purchases of portfolio securities	(162,089,631)
Sales of portfolio securities	185,514,380
Net purchases, sales and maturities of short-term investments	5,672,588
Payment-in-kind	(17,340)
Net amortization of premium (accretion of discount)	(442,805)
Increase in receivable for securities sold	(13,160,242)
Increase in interest receivable	(97,860)
Increase in prepaid expenses	(5,019)
Increase in payable for securities purchased	374,983
Decrease in investment management fee payable	(11,605)
Decrease in Directors’ fees payable	(1,619)
Decrease in interest payable	(305,393)
Increase in accrued expenses	563,115
Net realized loss on investments	6,680,026
Change in net unrealized appreciation (depreciation) of investments	17,366,065
Net Cash Provided by Operating Activities*	18,763,619

Cash Flows From Financing Activities:
Distributions paid on common stock	(3,748,605)
Repayment of loan facility borrowings	(14,000,000)
Payment for shares repurchased	(616,522)
Net Cash Used in Financing Activities	(18,365,127)
Net Increase in Cash and Restricted Cash	398,492
Cash and restricted cash at beginning of period	130,451
Cash and restricted cash at end of period	$528,943

*  Included in operating expenses is cash of $954,616 paid for interest and commitment fees on borrowings.

   The following table provides a reconciliation of cash and restricted cash reported within the Statement of Assets and Liabilities that sums to the total of such amounts shown on the Statement of Cash Flows.

March 31, 2020
Cash	$528,943
Restricted cash	—
Total cash and restricted cash shown in the Statement of Cash Flows	$528,943

See Notes to Financial Statements.

Western Asset Corporate Loan Fund Inc. 2020 Semi-Annual Report	17

Financial highlights

For a common share of capital stock outstanding throughout each year ended September 30, unless otherwise noted:
	2020[1,2]		2019[1]	2018[1]	2017[1]	2016[1]	2015[1]

Net asset value, beginning of period	$10.87		$11.27	$11.37	$11.53	$11.73	$12.63

Income (loss) from operations:
Net investment income	0.28		0.67	0.64	0.71	0.71	0.80
Net realized and unrealized loss	(2.44)		(0.39)	(0.09)	(0.03)	(0.04)	(1.17)
Distributions paid to Auction Rate Cumulative Preferred Stockholders from net investment income	—		—	—	—	(0.00) [3]	(0.00) [3]
Total income (loss) from operations	(2.16)		0.28	0.55	0.68	0.67	(0.37)

Less distributions from:
Net investment income	(0.38)	[4]	(0.68)	(0.65)	(0.84)	(0.87)	(0.87)
Total distributions	(0.38)		(0.68)	(0.65)	(0.84)	(0.87)	(0.87)
Anti-dilutive impact of repurchase plan	0.01	[5]	—	—	—	—	—
Net increase from tender and repurchase of Auction Rate Cumulative Preferred Shares	—		—	—	—	—	0.34

Net asset value, end of period	$8.34		$10.87	$11.27	$11.37	$11.53	$11.73

Market price, end of period	$7.10		$9.49	$9.94	$10.87	$10.70	$10.28
Total return, based on NAV[6,7]	(20.33)%		2.59%	4.96%	5.94%	6.36%	(0.27)%[8]
Total return, based on Market Price[9]	(22.01)%		2.48%	(2.64)%	9.46%	13.48%	(3.74)%

Net assets, end of period (000s)	$82,415		$108,082	$112,029	$113,004	$114,600	$116,525

Ratios to average net assets:[10]
Gross expenses	3.84%[11,12]		2.91%	2.61%	2.21%	2.37%	1.95%
Net expenses[13]	3.77	[11,12]	2.84	2.53	2.14	2.29	1.88
Net investment income	5.30	[12]	6.08	5.61	6.15	6.36	6.50

Portfolio turnover rate	107%		122%	91%	72%	45%	45%

See Notes to Financial Statements.

18	Western Asset Corporate Loan Fund Inc. 2020 Semi-Annual Report

For a common share of capital stock outstanding throughout each year ended September 30, unless otherwise noted:
	2020[1,2]	2019[1]	2018[1]	2017[1]	2016[1]	2015[1]

Supplemental data:
Loan Outstanding, End of Period (000s)	$37,000	$51,000	$54,000	$53,000	$48,500	$56,000
Asset Coverage Ratio for Loan Outstanding[14]	323%	312%	307%	313%	336%	310%
Asset Coverage, per $1,000 Principal Amount of Loan Outstanding[14]	$3,227	$3,119	$3,075	$3,132	$3,363	$3,096
Weighted Average Loan (000s)	$50,027	$51,567	$53,890	$52,944	$50,790	$34,730
Weighted Average Interest Rate on Loan	2.57%	3.17%	2.46%	1.67%	1.41%	1.18%
Auction Rate Cumulative Preferred Stock at Liquidation Value, End of Period (000s)	—	—	—	—	—	$875
Asset Coverage Ratio for Auction Rate Cumulative Preferred Stock	—	—	—	—	—	305%[15]
Asset Coverage, per $25,000 Liquidation Value per Share of Auction Rate Cumulative Preferred Stock	—	—	—	—	—	$76,220 [15]

See Notes to Financial Statements.

Western Asset Corporate Loan Fund Inc. 2020 Semi-Annual Report	19

Financial highlights (cont’d)

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended March 31, 2020 (unaudited).

[3]	Amount represents less than $0.005 per share.

[4]

The actual source of the Fund’s current fiscal year distributions may be from net investment income, return of capital or a combination of both. Shareholders will be informed of the tax characteristics of the distributions after the close of the fiscal year.

[5]	The repurchase plan was completed at an average repurchase price of $9.94 for 62,040 shares and $616,522 for the six months ended March 31, 2020.

[6]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[7]	The total return calculation assumes that distributions are reinvested at NAV. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[8]

The total return based on NAV reflects the impact of the tender and repurchase by the Fund of a portion of its Auction Rate Cumulative Preferred Shares at 90% of the per share liquidation preference. Absent this transaction, the total return based on NAV would have been -3.25%.

[9]

The total return calculation assumes that distributions are reinvested in accordance with the Fund’s dividend reinvestment plan. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[10]	Calculated on the basis of average net assets of common stock shareholders. Ratios do not reflect the effect of dividend payments to auction rate cumulative preferred stockholders.

[11]

Included in the expense ratios are certain non-recurring legal and transfer agent fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 2.67% and 2.59%, respectively.

[12]	Annualized.

[13]	Reflects fee waivers and/or expense reimbursements.

[14]	Represents value of net assets plus the loan outstanding and auction rate cumulative preferred stock, if any, at the end of the period divided by the loan outstanding at the end of the period.

[15]

Represents value of net assets plus the loan outstanding and auction rate preferred stock at the end of the period divided by the loan and auction rate cumulative preferred stock outstanding at the end of the period.

See Notes to Financial Statements.

20	Western Asset Corporate Loan Fund Inc. 2020 Semi-Annual Report

Notes to financial statements (unaudited)

1. Organization and significant accounting policies

Western Asset Corporate Loan Fund Inc. (the “Fund”) was incorporated in Maryland and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s investment objective is to maximize current income consistent with prudent efforts to preserve capital. The Fund invests primarily in floating- or variable-rate collateralized senior loans to corporations, partnerships or other business entities operating in various industries and geographic regions. On October 31, 2019, the Board of Directors of the Fund approved amendments to the Fund’s bylaws. The amended and restated bylaws were subsequently filed on Form 8-K and are available on the Securities and Exchange Commission’s website at www.sec.gov.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. The valuations for fixed income securities and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Investments in open-end funds are valued at the closing net asset value per share of each fund on the day of valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Directors.

The Board of Directors is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North Atlantic Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies

Western Asset Corporate Loan Fund Inc. 2020 Semi-Annual Report	21

Notes to financial statements (unaudited) (cont’d)

adopted by the Board of Directors, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Directors. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Directors, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Directors quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

22	Western Asset Corporate Loan Fund Inc. 2020 Semi-Annual Report

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-Term Investments†:
Senior Loans:
Basic Industry	—	$175,790	$1,143,805	$1,319,595
Capital Goods	—	4,093,128	5,379,323	9,472,451
Consumer Cyclical	—	9,993,842	11,633,262	21,627,104
Consumer Non-Cyclical	—	16,000,013	11,580,549	27,580,562
Electric	—	380,550	472,300	852,850
Energy	—	541,183	872,773	1,413,956
Finance Companies	—	—	335,067	335,067
Financial Other	—	7,005,228	4,593,616	11,598,844
Industrial Other	—	215,126	381,532	596,658
Insurance	—	2,007,950	3,427,790	5,435,740
Technology	—	12,175,322	6,522,095	18,697,417
Other senior loans	—	4,624,058	—	4,624,058
Asset-Backed Securities	—	6,186,554	—	6,186,554
Corporate Bonds & Notes	—	1,835,673	—	1,835,673
Common Stocks:
Consumer Discretionary	—	—	46,173	46,173
Energy	$4,005	—	151	4,156
Total Long-Term Investments	4,005	65,234,417	46,388,436	111,626,858
Short-Term Investments†	3,451,656	—	—	3,451,656
Total Investments	$3,455,661	$65,234,417	$46,388,436	$115,078,514

†	See Schedule of Investments for additional detailed categorizations.

Western Asset Corporate Loan Fund Inc. 2020 Semi-Annual Report	23

Notes to financial statements (unaudited) (cont’d)

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

Investments in Securities	Balance as of September 30, 2019	Accrued premiums/ discounts	Realized gain (loss)[1]	Change in unrealized appreciation (depreciation)[2]	Purchases
Senior Loans:
Basic Industry	$2,303,341	$1,103	$(229,309)	$(21,795)	$1,241,300
Capital Goods	3,565,582	1,130	4,782	(678,654)	1,713,625
Communications	1,052,231	—	(68,250)	(2,231)	840,000
Consumer Cyclical	2,288,680	2,769	(36,032)	(409,210)	5,157,804
Consumer Non- Cyclical	10,513,211	15,098	(440,360)	(1,534,393)	7,819,985
Electric	490,121	(7,652)	(811)	(6,795)	17,340
Energy	2,026,853	1,996	(84,310)	(427,730)	—
Finance Companies	410,193	588	804	(24,810)	—
Financial Other	8,333,851	3,178	(161,719)	(584,787)	4,123,638
Industrial Other	—	23	(65)	(36,399)	428,521
Insurance	1,414,709	374	4,008	(213,764)	1,606,279
REITS	348,680	17	(968)	(1,223)	—
Technology	4,057,785	3,013	(71,897)	(530,416)	5,321,162
Common Stocks:
Communication Services	96,900	—	(350,509)	317,563	—
Consumer Discretionary	195,958	—	—	(149,785)	—
Energy	7,711	—	(2,772)	(2,520)	—
Total	$37,105,806	$21,637	$(1,437,408)	$(4,306,949)	$28,269,654

Investments in Securities (cont’d)	Sales	Transfers into Level 3[3]	Transfers out of Level 3[4]	Balance as of March 31, 2020	Net change in unrealized appreciation (depreciation) for investments in securities still held at March 31, 2020[2]
Senior Loans:
Basic Industry	$(2,914,484)	$775,200	$(11,551)	$1,143,805	$(38,647)
Capital Goods	(1,735,733)	3,547,341	(1,038,750)	5,379,323	(209,281)
Communications	(1,821,750)	—	—	—	—
Consumer Cyclical	(1,853,376)	6,482,627	—	11,633,262	(413,452)
Consumer Non- Cyclical	(5,319,867)	2,390,848	(1,863,973)	11,580,549	(1,340,806)

24	Western Asset Corporate Loan Fund Inc. 2020 Semi-Annual Report

Investments in Securities (cont’d)	Sales	Transfers into Level 3[3]	Transfers out of Level 3[4]	Balance as of March 31, 2020	Net change in unrealized appreciation (depreciation) for investments in securities still held at March 31, 2020[2]
Electric	$(19,903)	—	—	$472,300	$(6,795)
Energy	(644,036)	—	—	872,773	(504,676)
Finance Companies	(51,708)	—	—	335,067	(24,810)
Financial Other	(7,120,545)	—	—	4,593,616	(580,653)
Industrial Other	(10,548)	—	—	381,532	(36,399)
Insurance	(1,609,116)	$2,225,300	—	3,427,790	(210,158)
REITS	(346,506)	—	—	—	—
Technology	(3,433,201)	2,065,571	$(889,922)	6,522,095	(424,524)
Common Stocks:
Communication Services	(63,954)	—	—	—	—
Consumer Discretionary	—	—	—	46,173	(149,785)
Energy	(2,268)	—	—	151	(126)
Total	$(26,946,995)	$17,486,887	$(3,804,196)	$46,388,436	$(3,940,112)

[1]	This amount is included in net realized gain (loss) from investment transactions in the accompanying Statement of Operations.

[2]

This amount is included in the change in net unrealized appreciation (depreciation) in the accompanying Statement of Operations. Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized.

[3]	Transferred into Level 3 as a result of the unavailability of a quoted price in an active market for an identical investment or the unavailability of other significant observable inputs.

[4]	Transferred out of Level 3 as a result of the availability of a quoted price in an active market for an identical investment or the availability of other significant observable inputs.

(b) Net asset value. The net asset value (“NAV”) of the Fund’s common stock is determined no less frequently than the close of business on the Fund’s last business day of each week (generally Friday) and on the last business day of the month. It is determined by dividing the value of the net assets available to common stock by the total number of shares of common stock outstanding. For the purpose of determining the NAV per share of the common stock, the value of the Fund’s net assets shall be deemed to equal the value of the Fund’s assets less the Fund’s liabilities.

(c) Senior loans. Senior Loans generally are arranged through private negotiations between a borrower and several financial institutions (“Lenders”) represented in each case

Western Asset Corporate Loan Fund Inc. 2020 Semi-Annual Report	25

Notes to financial statements (unaudited) (cont’d)

by one or more such Lenders acting as agent of the Lenders. On behalf of the Lenders, the agent will be primarily responsible for negotiating the loan agreement that establishes the relative terms and conditions of the Senior Loan and rights of the borrower and the Lenders. Also, an agent typically administers the terms of the loan agreement and is responsible for the monitoring of collateral and collection of principal and interest and fee payments from the borrower and the apportionment of these payments to the credit of all investors which are parties to the loan agreement. The Fund may act as one of the group of Lenders in a Senior Loan, and purchase assignments and participations in Senior Loans from third parties. Senior Loans are subject to credit risks, including the risk of nonpayment of scheduled interest or loan payments.

The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any off-set between the lender and the borrower.

(d) Unfunded loan commitments. The Fund may enter into certain credit agreements where all or a portion of the total amount committed may be unfunded. The Fund is obligated to fund these commitments at the borrower’s discretion. The commitments are disclosed in the accompanying Schedule of Investments. At March 31, 2020, the Fund had sufficient cash and/or securities to cover these commitments.

(e) Cash flow information. The Fund invests in securities and distributes dividends from net investment income and net realized gains, which are paid in cash and may be reinvested at the discretion of shareholders. These activities are reported in the Statement of Changes in Net Assets and additional information on cash receipts and cash payments are presented in the Statement of Cash Flows.

(f) Credit and market risk. Investments in securities that are collateralized by real estate mortgages are subject to certain credit and liquidity risks. When market conditions result in an increase in default rates of the underlying mortgages and the foreclosure values of underlying real estate properties are materially below the outstanding amount of these underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful. Such market conditions may significantly impair the value and liquidity of these investments and may result in a lack of correlation between their credit ratings and values.

(g) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Trade date for senior and subordinated loans purchased in the “primary market” is considered the date on which the credit agreement is executed. Trade date for senior and subordinated loans purchased in the “secondary market” is the date on which the transaction is entered into. Interest income (including interest income from

26	Western Asset Corporate Loan Fund Inc. 2020 Semi-Annual Report

payment-in-kind securities), adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. Certain fees received from issuers of the underlying loans, such as consent, amendment and upfront fees (collectively, “consent fees”) are generally recorded as a basis adjustment to the cost of loans held and accreted over the life of the loan. The cost of investments sold is determined by use of the specific identification method.

(h) Distributions to shareholders. Distributions to common shareholders from net investment income of the Fund, if any, are declared and paid on a monthly basis. The actual source of the Fund’s monthly distributions may be from net investment income, return of capital or a combination of both. Shareholders will be informed of the tax characteristics of the distributions after the close of the fiscal year. Distributions to common shareholders of net realized gains, if any, are declared at least annually. Distributions to common shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(i) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(j) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

However, due to the timing of when distributions are made by the Fund, the Fund may be subject to an excise tax of 4% of the amount by which 98% of the Fund’s annual taxable income and 98.2% of net realized gains exceed the distributions from such taxable income and realized gains for the calendar year. The Fund paid $3,000 of federal excise taxes attributable to calendar year 2019 in March 2020.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of September 30, 2019, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

(k) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share.

Western Asset Corporate Loan Fund Inc. 2020 Semi-Annual Report	27

Notes to financial statements (unaudited) (cont’d)

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and Western Asset Management Company, LLC (“Western Asset”) is the Fund’s subadviser. LMPFA and Western Asset are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

LMPFA provides administrative and oversight services to the Fund. The Fund pays an investment management fee, calculated daily and paid monthly, at an annual rate of 0.80% of the Fund’s average daily net assets plus assets attributable to Preferred Stock, if any, plus proceeds of any outstanding borrowings used for leverage.

LMPFA delegates to Western Asset the day-to-day portfolio management of the Fund. For its services, LMPFA pays Western Asset a fee monthly, at an annual rate equal to 70% of the net management fee it receives from the Fund.

LMPFA agreed to a waiver in the amount of 0.05% of the investment advisory fee that is paid to it by the Fund. The waiver will extend through November 30, 2020.

During periods in which the Fund utilizes financial leverage, the fees paid to LMPFA will be higher than if the Fund did not utilize leverage because the fees are calculated as a percentage of the Fund’s assets, including those investments purchased with leverage.

During the six months ended March 31, 2020, fees waived and/or expenses reimbursed amounted to $39,015.

All officers and one Director of the Fund are employees of Legg Mason or its affiliates and do not receive compensation from the Fund.

3. Investments

During the six months ended March 31, 2020, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$162,089,631
Sales	185,514,380

At March 31, 2020, the aggregate cost of investments and the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Depreciation
Securities	$135,553,098	$33,281	$(20,507,865)	$(20,474,584)

4. Derivative instruments and hedging activities

During the six months ended March 31, 2020, the Fund did not invest in derivative instruments.

28	Western Asset Corporate Loan Fund Inc. 2020 Semi-Annual Report

5. Loan

The Fund has a revolving credit agreement with Toronto-Dominion Bank (“Credit Agreement”), which allows the Fund to borrow up to an aggregate amount of $60,000,000. The Credit Agreement terminates on April 9, 2021. The Fund pays a commitment fee on the unutilized portion of the loan commitment amount at an annual rate of 0.25%, except that the commitment fee is 0.15% in the event that the aggregate outstanding principal balance of the loan is equal to or greater than 75% of $60,000,000. The interest on the loan is calculated at a variable rate based on LIBOR plus any applicable margin. Securities held by the Fund are subject to a lien, granted to Toronto-Dominion Bank, to the extent of the borrowing outstanding and any additional expenses. The Fund’s Credit Agreement contains customary covenants that, among other things, may limit the Fund’s ability to pay distributions in certain circumstances, incur additional debt, change its fundamental investment policies and engage in certain transactions, including mergers and consolidations and require asset coverage ratios in addition to those required by the 1940 Act. In addition, the Credit Agreement may be subject to early termination under certain conditions and may contain other provisions that could limit the Fund’s ability to utilize borrowing under the agreement. Interest expense related to this loan for the six months ended March 31, 2020 was $642,436. For the six months ended March 31, 2020, the Fund incurred commitment fees of $8,404. For the six months ended March 31, 2020, the Fund had an average daily loan balance outstanding of $50,027,322 and the weighted average interest rate was 2.57%. At March 31, 2020, the Fund had $37,000,000 of borrowings outstanding per this credit agreement.

6. Distributions subsequent to March 31, 2020

The following distributions have been declared by the Fund’s Board of Directors and are payable subsequent to the period end of this report:

Record Date	Payable Date	Amount
3/24/2020	4/1/2020	$0.0660
4/23/2020	5/1/2020	$0.0660
5/21/2020	6/1/2020	$0.0660
6/23/2020	7/1/2020	$0.0660
7/24/2020	8/3/2020	$0.0660
8/24/2020	9/1/2020	$0.0660

7. Stock repurchase program

On November 16, 2015, the Fund announced that the Fund’s Board of Directors (the “Board”) had authorized the Fund to repurchase in the open market up to approximately 10% of the Fund’s outstanding common stock when the Fund’s shares are trading at a discount to net asset value. The Board has directed management of the Fund to repurchase shares of common stock at such times and in such amounts as management reasonably believes may enhance stockholder value. The Fund is under no obligation to purchase shares at any specific discount levels or in any specific amounts.

Western Asset Corporate Loan Fund Inc. 2020 Semi-Annual Report	29

Notes to financial statements (unaudited) (cont’d)

During the six months ended March 31, 2020, the Fund repurchased and retired 0.62% of its common shares outstanding under the repurchase plan. The weighted average discount per share on these repurchases was 8.51% for the year ended March 31, 2020. Shares repurchased and the corresponding dollar amount are included in the Statement of Changes in Net Assets. The anti-dilutive impact of these share repurchases is included in the Financial Highlights.

Since the commencement of the stock repurchase program through March 31, 2020, the Fund repurchased 62,040 shares or 0.62% of its common shares outstanding for a total amount of $616,522.

8. Deferred capital losses

As of September 30, 2019, the Fund had deferred capital losses of $15,484,620, which have no expiration date, that will be available to offset future taxable capital gains.

9. Other matters

On February 18, 2020, Franklin Resources, Inc. (“Franklin Resources”) and Legg Mason announced that they have entered into a definitive agreement for Franklin Resources to acquire Legg Mason in an all-cash transaction. As part of this transaction, LMPFA and the subadviser(s), each currently a subsidiary of Legg Mason, would become a subsidiary of Franklin Resources. The transaction is subject to approval by Legg Mason’s shareholders and customary closing conditions, including receipt of applicable regulatory approvals. Subject to such approvals and the satisfaction of the other conditions, the transaction is expected to be consummated later this year.

Under the Investment Company Act of 1940, consummation of the transaction will result in the automatic termination of the Fund’s management contract, and any related subadvisory contract(s), where applicable. Therefore, the Fund’s Board has approved new management and subadvisory contracts, where applicable, that will be presented to the shareholders of the Fund for their approval.

*  *  *

The outbreak of the respiratory illness COVID-19 (commonly referred to as “coronavirus”) has continued to rapidly spread around the world, causing considerable uncertainty for the global economy and financial markets. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known. The COVID-19 pandemic could adversely affect the value and liquidity of the Fund’s investments and negatively impact the Fund’s performance. In addition, the outbreak of COVID-19, and measures taken to mitigate its effects, could result in disruptions to the services provided to the Fund by its service providers.

30	Western Asset Corporate Loan Fund Inc. 2020 Semi-Annual Report

*  *  *

The Fund’s investments, payment obligations, and financing terms may be based on floating rates, such as the London Interbank Offered Rate, or “LIBOR,” which is the offered rate for short-term Eurodollar deposits between major international banks. Plans are underway to phase out the use of LIBOR by the end of 2021. There remains uncertainty regarding the nature of any replacement rate and the impact of the transition from LIBOR on the Fund’s transactions and the financial markets generally. As such, the potential effect of a transition away from LIBOR on the Fund or the Fund’s investments cannot yet be determined.

10. Subsequent events

On May 14, 2020, the Fund announced the modification of its investment policy relating to investments in collateralized senior loans. Effective May 14, 2020, under normal market conditions, the Fund invests at least 80% of managed assets in collateralized senior loans. “Managed assets” means net assets of the Fund plus the amount of any borrowings and assets attributable to any preferred stock that may be outstanding. Previously, the Fund, under normal market conditions, invested at least 80% of total assets in collateralized senior loans.

*  *  *

On April 1, 2020, the Board of Directors of the Fund approved amendments to the Fund’s bylaws. The amended and restated bylaws were subsequently filed on Form 8-K and are available on the Securities and Exchange Commission’s website at www.sec.gov.

Western Asset Corporate Loan Fund Inc. 2020 Semi-Annual Report	31

Board approval of management and subadvisory agreements (unaudited)

Background

The Investment Company Act of 1940, as amended (the “1940 Act”), requires that the Board of Directors (the “Board”) of Western Asset Corporate Loan Fund Inc. (the “Fund”), including a majority of its members who are not considered to be “interested persons” under the 1940 Act (the “Independent Directors”) voting separately, approve on an annual basis the continuation of the investment management contract (the “Management Agreement”) with the Fund’s manager, Legg Mason Partners Fund Advisor, LLC (the “Manager”), and the sub-advisory agreement (the “Sub-Advisory Agreement”) with the Manager’s affiliate, Western Asset Management Company, LLC (“Western Asset”). At a meeting (the “Contract Renewal Meeting”) held in-person on November 13 and 14, 2019, the Board, including the Independent Directors, considered and approved the continuation of each of the Management Agreement and the Sub-Advisory Agreement for an additional one-year period. To assist in its consideration of the renewal of each of the Management Agreement and the Sub-Advisory Agreement, the Board received and considered a variety of information (together with the information provided at the Contract Renewal Meeting, the “Contract Renewal Information”) about the Manager and Western Asset, as well as the management and sub-advisory arrangements for the Fund and the other closed-end funds in the same complex under the Board’s purview (the “Legg Mason Closed-end Funds”), certain portions of which are discussed below. A presentation made by the Manager and Western Asset to the Board at the Contract Renewal Meeting in connection with the Board’s evaluation of each of the Management Agreement and the Sub-Advisory Agreement encompassed the Fund and other Legg Mason Closed-end Funds. In addition to the Contract Renewal Information, the Board received performance and other information throughout the year related to the respective services rendered by the Manager and Western Asset to the Fund. The Board’s evaluation took into account the information received throughout the year and also reflected the knowledge and familiarity gained as members of the Boards of the Fund and other Legg Mason Closed-end Funds with respect to the services provided to the Fund by the Manager and Western Asset.

At a meeting held by conference call on October 10, 2019, the Independent Directors in preparation for the Contract Renewal Meeting met in a private session with their independent legal counsel to review the Contract Renewal Information concerning the Legg Mason Closed-end Funds, including the Fund, received to date. No representatives of the Manager or Western Asset participated in this meeting. The discussion below reflects all of these reviews.

The Manager provides the Fund with investment advisory and administrative services pursuant to the Management Agreement and Western Asset provides the Fund with certain investment sub-advisory services pursuant to the Sub-Advisory Agreement. The discussion below covers both the advisory and administrative functions being rendered by the Manager, each such function being encompassed by the Management Agreement, and the investment sub-advisory functions being rendered by Western Asset.

32	Western Asset Corporate Loan Fund Inc.

Board Approval of Management Agreement and Sub-Advisory Agreement

In its deliberations regarding the renewal of each of the Management Agreement and the Sub-Advisory Agreement, the Board, including the Independent Directors, considered various factors, including those described below.

Nature, Extent and Quality of the Services Under the Management Agreement and Sub-Advisory Agreement

The Board received and considered Contract Renewal Information regarding the nature, extent, and quality of services provided to the Fund by the Manager and Western Asset under the Management Agreement and the Sub-Advisory Agreement, respectively, during the past year. The Board also reviewed Contract Renewal Information regarding the Fund’s compliance policies and procedures established pursuant to the 1940 Act.

The Board reviewed the qualifications, backgrounds and responsibilities of the Fund’s senior personnel and the portfolio management team primarily responsible for the day-to-day portfolio management of the Fund. The Board also considered, based on its knowledge of the Manager and its affiliates, the Contract Renewal Information and the Board’s discussions with the Manager and Western Asset at the Contract Renewal Meeting, the general reputation and investment performance records of the Manager, Western Asset, and their affiliates and the financial resources available to the corporate parent of the Manager and Western Asset, Legg Mason, Inc. (“Legg Mason”), to support their activities in respect of the Fund and the other Legg Mason Closed-end Funds.

The Board considered the responsibilities of the Manager and Western Asset under the Management Agreement and the Sub-Advisory Agreement, respectively, including the Manager’s coordination and oversight of the services provided to the Fund by Western Asset and other fund service providers. The Management Agreement permits the Manager to delegate certain of its responsibilities, including its investment advisory duties thereunder, provided that the Manager, in each case, will supervise the activities of the delegee. Pursuant to this provision of the Management Agreement, the Manager does not provide day-to-day portfolio management services to the Fund. Rather, portfolio management services for the Fund are provided by Western Asset pursuant to the Sub-Advisory Agreement between the Manager and Western Asset.

In reaching its determinations regarding continuation of the Management Agreement and the Sub-Advisory Agreement, the Board took into account that Fund stockholders, in pursuing their investment goals and objectives, likely purchased their shares of the Fund based upon the reputation and the investment style, philosophy and strategy of the Manager and Western Asset, as well as the resources available to the Manager and Western Asset.

Western Asset Corporate Loan Fund Inc.	33

Board approval of management and subadvisory agreements (unaudited) (cont’d)

The Board concluded that, overall, the nature, extent, and quality of the management and other services provided to the Fund under the Management Agreement and the Sub-Advisory Agreement have been satisfactory under the circumstances.

Fund Performance

The Board received and considered information regarding Fund performance, including information and analyses (the “Broadridge Performance Information”) for the Fund, as well as for a group of comparable funds (the “Performance Universe”) selected by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data. The Board was provided with a description of the methodology Broadridge used to determine the similarity of the Fund with the funds included in the Performance Universe. The Performance Universe included the Fund and all leveraged closed-end loan participation funds, as classified by Broadridge, regardless of asset size. The Performance Universe consisted of thirty-eight funds, including the Fund, for the 1-year period ended June 30, 2019 and thirty-two funds, including the Fund, for each of the 3- and 5-year periods ended on such date. The Board noted that it had received and discussed with the Manager and Western Asset information throughout the year at periodic intervals comparing the Fund’s performance against its benchmark and its peer funds as selected by Broadridge.

The Broadridge Performance Information comparing the Fund’s performance to that of the Performance Universe based on net asset value per share showed, among other things, that among the funds in the Performance Universe the Fund’s performance was ranked in the third quintile for the 1-year period ended June 30, 2019. In these performance rankings, the first quintile represents funds with the best performance among the funds in the Performance Universe and the fifth quintile represents funds with the poorest performance among the funds in the Performance Universe. The Fund’s performance was ranked in the fourth quintile of the funds in the Performance Universe for each of the 3- and 5-year periods ended June 30, 2019. The Fund’s performance was below the Performance Universe median for each of the 3- and 5-year periods ended June 30, 2019, but its performance was above the Performance Universe median for the 1-year period ended on such date. In addition to the Fund’s performance relative to the Performance Universe, the Board considered the Fund’s performance in absolute terms and the Fund’s performance relative to its benchmark. On a net asset value basis, the Fund underperformed its benchmark for each of the 1- and 5- year periods ended June 30, 2019 but outperformed its benchmark for the 3-year period ended on such date.

Based on the reviews and discussions of Fund performance and considering other relevant factors, including an agreement by the Manager at the Contract Renewal Meeting to continue the current voluntary management fee waiver of 0.05% through November 30,

34	Western Asset Corporate Loan Fund Inc.

2020 (the “Fee Waiver”) and other factors noted above, the Board concluded, under the circumstances, that continuation of the Management Agreement and the Sub-Advisory Agreement for an additional one-year period would be consistent with the interests of the Fund and its stockholders.

Management and Sub-Advisory Fees and Expense Ratios

The Board reviewed and considered the management fee (the “Management Fee”) payable by the Fund to the Manager under the Management Agreement and the sub-advisory fee (the “Sub-Advisory Fee”) payable by the Manager to Western Asset under the Sub-Advisory Agreement in view of the nature, extent and overall quality of the management, investment advisory and other services provided by the Manager and Western Asset. The Board noted that the Sub-Advisory Fee payable to Western Asset under the Sub-Advisory Agreement is paid by the Manager, not the Fund, and accordingly, that the retention of Western Asset does not increase the fees or expenses otherwise incurred by the Fund’s stockholders.

Additionally, the Board received and considered information and analyses prepared by Broadridge (the “Broadridge Expense Information”) comparing the Management Fee and the Fund’s overall expenses with those of funds in an expense group (the “Expense Group”) selected and provided by Broadridge. The comparison was based upon the constituent funds’ latest fiscal years. The Expense Group consisted of the Fund and seven other leveraged closed-end loan participation funds, as classified by Broadridge. The eight funds in the Expense Group had average net common share assets ranging from the Fund’s $112.8 million to $340.9 million.

The Broadridge Expense Information, comparing the Management Fee as well as the Fund’s actual total expenses to the Fund’s Expense Group, showed, among other things, that the Management Fee on a contractual basis was ranked fourth (first being lowest and, therefore, best in these expense component rankings) among the eight funds in the Expense Group. The Management Fee on an actual basis (i.e., giving effect to any voluntary fee waivers implemented by the Manager with respect to the Fund and by the managers of the other Expense Group funds) was ranked third among the funds in the Expense Group whether compared on the basis of common share assets only or on the basis of common share and leveraged assets. The Broadridge Expense Information further showed that the Fund’s actual total expenses ranked second among the Expense Group funds whether compared on the basis of common share assets only or on the basis of common share and leveraged assets. Each of the Fund’s expense components was below the Expense Group median for that expense component. The Board noted that the expense component comparisons reflected the impact of the Fee Waiver. The Board also noted that the small number of funds in the Expense Group made meaningful expense comparisons difficult.

The Board also reviewed Contract Renewal Information regarding fees charged by the Manager to other U.S. clients investing primarily in an asset class similar to that of the

Western Asset Corporate Loan Fund Inc.	35

Board approval of management and subadvisory agreements (unaudited) (cont’d)

Fund, including, where applicable, institutional and separate accounts. The Board was advised that the fees paid by such institutional, separate account and other clients (collectively, “institutional clients”) generally are lower, and may be significantly lower, than the Management Fee. The Contract Renewal Information generally attributed the fee differential to differences in the scope of services provided to the Fund and to institutional clients. Among other things, institutional clients have fewer compliance, administration and other needs than the Fund and the Fund is subject not only to heightened regulatory requirements relative to institutional clients but also to requirements for listing on the New York Stock Exchange. The Contract Renewal Information noted further that the Fund is provided with administrative services, office facilities, Fund officers (including the Fund’s chief executive, chief financial and chief compliance officers), and that the Manager coordinates and oversees the provision of services to the Fund by other fund service providers. The Contract Renewal Information included information regarding management fees paid by open-end mutual funds in the same complex (the “Legg Mason Open-end Funds”) and such information indicated that the management fees paid by the Legg Mason Closed-end Funds generally were higher than those paid by the Legg Mason Open-end Funds. The Contract Renewal Information noted that the Legg Mason Closed-end Funds typically incur expenses that usually are not incurred by the Legg Mason Open-end Funds such as those related to the annual stockholder meeting, compliance with securities exchange listing requirements and the management and monitoring of leverage. The Board considered the fee comparisons in view of the different services provided in managing these other types of clients and funds.

Taking all of the above into consideration, the Board determined that the Management Fee and the Sub-Advisory Fee were reasonable in view of the nature, extent, and overall quality of the management, investment advisory and other services provided by the Manager and Western Asset to the Fund under the Management Agreement and the Sub-Advisory Agreement, respectively.

Manager Profitability

The Board, as part of the Contract Renewal Information, received an analysis of the profitability to the Manager and its affiliates in providing services to the Fund for the Manager’s fiscal years ended March 31, 2018 and March 31, 2019. The Board also received profitability information with respect to the Legg Mason fund complex as a whole. In addition, the Board received Contract Renewal Information with respect to the Manager’s revenue and cost allocation methodologies used in preparing such profitability data. The profitability to Western Asset was not considered to be a material factor in the Board’s considerations since Western Asset’s Sub-Advisory Fee is paid by the Manager, not the Fund. The profitability analysis presented to the Board as part of the Contract Renewal Information indicated that the pre-tax profitability of the Fund to the Manager had decreased in fiscal year 2019 from the level in fiscal year 2018 and remained at a level that

36	Western Asset Corporate Loan Fund Inc.

the Board did not consider to be excessive in view of judicial guidance and the nature, extent and overall quality of the investment advisory and other services provided to the Fund. The Board noted that the Fee Waiver would serve to reduce the Fund’s profitability to the Manager while in effect.

Economies of Scale

The Board received and discussed Contract Renewal Information concerning whether the Manager realizes economies of scale if the Fund’s assets grow. The Board noted that because the Fund is a closed-end fund with no current plans to seek additional assets beyond maintaining its dividend reinvestment plan, any significant growth in its assets generally will occur through appreciation in the value of the Fund’s investment portfolio, rather than sales of additional shares in the Fund. The Board determined that the Management Fee structure, which incorporates no breakpoints reducing the Management Fee at specified increased asset levels, was appropriate under the circumstances.

Other Benefits to the Manager and Western Asset

The Board considered other benefits received by the Manager, Western Asset, and their affiliates as a result of their relationship with the Fund and did not regard such benefits as excessive.

*  *  *  *  *  *

In view of all of the foregoing and other relevant factors, the Board determined, under the circumstances, that continuation of the Management Agreement and the Sub-Advisory Agreement would be consistent with the interests of the Fund and its stockholders and unanimously voted to continue each Agreement for an additional one-year period. No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve continuation of the Management Agreement and the Sub-Advisory Agreement, and each Board member may have attributed different weights to the various factors. The Independent Directors were advised by separate independent legal counsel throughout the process. Prior to the Contract Renewal Meeting, the Board received a memorandum prepared by the Manager discussing its responsibilities in connection with its consideration of the continuation of the Management Agreement and the Sub-Advisory Agreement as part of the Contract Renewal Information and the Independent Directors separately received a memorandum discussing such responsibilities from their independent legal counsel. Prior to voting, the Independent Directors also discussed the proposed continuation of the Management Agreement and the Sub-Advisory Agreement in private sessions with their independent legal counsel at which no representatives of the Manager or Western Asset were present.

Western Asset Corporate Loan Fund Inc.	37

Additional shareholder information (unaudited)

Results of annual meeting of shareholders

The Annual Meeting of Shareholders of Western Asset Corporate Loan Fund Inc. was held on March 20, 2020 for the purpose of considering and voting upon the proposals presented at the Meeting. The following table provides information concerning the matters voted upon at the Meeting:

Election of directors

Nominees	For	Against	Abstain
Daniel P. Cronin*	3,334,103	252,945	69,535
Eileen A. Kamerick*	3,320,550	268,636	67,397
Nisha Kumar*	3,310,067	280,616	65,900
Phillip Goldstein**	2,857,282	0	485,297
Andrew Dakos**	2,857,282	0	485,297
Rajeev Das**	2,855,571	0	487,008

*	Board of Directors nominee
**	Bulldog Investors, LLC nominee

At March 31, 2020, in addition to Daniel P. Cronin, Eileen A. Kamerick and Nisha Kumar, the other Directors of the Fund were as follows:

Robert D. Agdern

Carol L.Colman

Paolo M. Cucchi

William R. Hutchinson

Jane Trust

Ratification of Selection of Independent Registered Public Accountants

To ratify the selection of PricewaterhouseCoopers LLP (“PwC”) as independent registered public accountants of the Fund for the fiscal year ended September 30, 2020.

For	Against	Abstain
6,377,650	87,586	533,926

Non-Binding Proposal regarding an Amendment to the Bylaws

A non-binding proposal put forth by an activist investment firm managed by Bulldog Investors, LLC, regarding an amendment to the bylaws.

For	Against	Abstain
5,311,273	1,134,562	553,327

38	Western Asset Corporate Loan Fund Inc.

Dividend reinvestment plan (unaudited)

Unless you elect to receive distributions in cash (i.e., opt-out), all dividends, including any capital gain dividends and return of capital distributions, on your Common Stock will be automatically reinvested by Computershare Trust Company, N.A., as agent for the stockholders (the “Plan Agent”), in additional shares of Common Stock under the Fund’s Dividend Reinvestment Plan (the “Plan”). You may elect not to participate in the Plan by contacting the Plan Agent. If you do not participate, you will receive all cash distributions paid by check mailed directly to you by Computershare Trust Company, N.A., as dividend paying agent.

If you participate in the Plan, the number of shares of Common Stock you will receive will be determined as follows:

(1) If the market price of the Common Stock (plus $0.03 per share commission) on the payment date (or, if the payment date is not a NYSE trading day, the immediately preceding trading day) is equal to or exceeds the net asset value per share of the Common Stock at the close of trading on the NYSE on the payment date, the Fund will issue new Common Stock at a price equal to the greater of (a) the net asset value per share at the close of trading on the NYSE on the payment date or (b) 95% of the market price per share of the Common Stock on the payment date.

(2) If the net asset value per share of the Common Stock exceeds the market price of the Common Stock (plus $0.03 per share commission) at the close of trading on the NYSE on the payment date, the Plan Agent will receive the dividend or distribution in cash and will buy Common Stock in the open market, on the NYSE or elsewhere, for your account as soon as practicable commencing on the trading day following the payment date and terminating no later than the earlier of (a) 30 days after the dividend or distribution payment date, or (b) the payment date for the next succeeding dividend or distribution to be made to the stockholders; except when necessary to comply with applicable provisions of the federal securities laws. If during this period: (i) the market price (plus $0.03 per share commission) rises so that it equals or exceeds the net asset value per share of the Common Stock at the close of trading on the NYSE on the payment date before the Plan Agent has completed the open market purchases or (ii) if the Plan Agent is unable to invest the full amount eligible to be reinvested in open market purchases, the Plan Agent will cease purchasing Common Stock in the open market and the Fund shall issue the remaining Common Stock at a price per share equal to the greater of (a) the net asset value per share at the close of trading on the NYSE on the day prior to the issuance of shares for reinvestment or (b) 95% of the then current market price per share.

Common Stock in your account will be held by the Plan Agent in non-certificated form. Any proxy you receive will include all shares of Common Stock you have received under the Plan. You may withdraw from the Plan (i.e., opt-out) by notifying the Plan Agent in writing at 462 South 4th Street, Suite 1600, Louisville, KY 40202 or by calling the Plan Agent at 1-888-888-0151. Such withdrawal will be effective immediately if notice is received by the Plan Agent not less than ten business days prior to any dividend or distribution record date; otherwise such withdrawal will be effective as soon as practicable after the Plan Agent’s investment of the most recently declared dividend or distribution on the Common Stock.

Western Asset Corporate Loan Fund Inc.	39

Dividend reinvestment plan (unaudited) (cont’d)

Plan participants who sell their shares will be charged a service charge (currently $5.00 per transaction) and the Plan Agent is authorized to deduct brokerage charges actually incurred from the proceeds (currently $0.05 per share commission). There is no service charge for reinvestment of your dividends or distributions in Common Stock. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases. Because all dividends and distributions will be automatically reinvested in additional shares of Common Stock, this allows you to add to your investment through dollar cost averaging, which may lower the average cost of your Common Stock over time. Dollar cost averaging is a technique for lowering the average cost per share over time if the Fund’s net asset value declines. While dollar cost averaging has definite advantages, it cannot assure profit or protect against loss in declining markets.

Automatically reinvesting dividends and distributions does not mean that you do not have to pay income taxes due upon receiving dividends and distributions. Investors will be subject to income tax on amounts reinvested under the Plan.

The Fund reserves the right to amend or terminate the Plan if, in the judgment of the Board of Directors, the change is warranted. The Plan may be terminated, amended or supplemented by the Fund upon notice in writing mailed to stockholders at least 30 days prior to the record date for the payment of any dividend or distribution by the Fund for which the termination or amendment is to be effective. Upon any termination, you will be sent cash for any fractional share of Common Stock in your account. You may elect to notify the Plan Agent in advance of such termination to have the Plan Agent sell part or all of your Common Stock on your behalf. Additional information about the Plan and your account may be obtained from the Plan Agent at 462 South 4th Street, Suite 1600, Louisville, KY 40202 or by calling the Plan Agent at 1-888-888-0151.

40	Western Asset Corporate Loan Fund Inc.

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Western Asset

Corporate Loan Fund Inc.

Directors

Robert D. Agdern

Carol L. Colman

Daniel P. Cronin

Paolo M. Cucchi

William R. Hutchinson

Eileen A. Kamerick

Nisha Kumar

Jane Trust

Chairman

Officers

Jane Trust

President and Chief Executive Officer

Christopher Berarducci

Treasurer and Principal Financial Officer

Fred Jensen*

Chief Compliance Officer

Jenna Bailey

Identity Theft Prevention Officer

Robert I. Frenkel

Secretary and Chief Legal Officer

Thomas C. Mandia

Assistant Secretary

Jeanne M. Kelly

Senior Vice President

*	Effective April 17, 2020, Mr. Jensen became Chief Compliance Officer.

Western Asset Corporate Loan Fund Inc.

620 Eighth Avenue

49th Floor

New York, NY 10018

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadviser

Western Asset Management Company, LLC

Custodian

The Bank of New York Mellon

Transfer agent

Computershare Inc.

462 South 4th Street, Suite 1600

Louisville, KY 40202

Independent registered public accounting firm

PricewaterhouseCoopers LLP

Baltimore, MD

Legal counsel

Simpson Thacher & Bartlett LLP

425 Lexington Avenue

New York, NY 10017

New York Stock Exchange Symbol

TLI

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;

•	Account balances, transactions, and mutual fund holdings and positions;

•	Bank account information, legal documents, and identity verification documentation;

•	Online account access user IDs, passwords, security challenge question responses; and

•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or to comply with obligations to government regulators;

•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform statistical analysis, market research and marketing services solely for the Funds;

•

Permit access to transfer, whether in the United States or countries outside of the United States to such Funds’ employees, agents and affiliates and service providers as required to enable the Funds to conduct ordinary business, or to comply with obligations to government regulators;

•	The Funds’ representatives such as legal counsel, accountants and auditors to enable the Funds to conduct ordinary business, or to comply with obligations to government regulators;

•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE SEMI-ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf, including those outside the United States, are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, if you have questions about the Funds’ privacy practices, or our use of your nonpublic personal information, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Funds at 1-888-777-0102.

Revised April 2018

NOT PART OF THE SEMI-ANNUAL REPORT

Western Asset Corporate Loan Fund Inc.

Western Asset Corporate Loan Fund Inc.

620 Eighth Avenue

49th Floor

New York, NY 10018

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase, at market prices, shares of its stock.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov. To obtain information on Form N-PORT, shareholders can call the Fund at 1-888-777-0102.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling 1-888-777-0102, (2) at www.lmcef.com and (3) on the SEC’s website at www.sec.gov.

This report is transmitted to the shareholders of Western Asset Corporate Loan Fund Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

Computershare Inc.

462 South 4th Street, Suite 1600

Louisville, KY 40202

FD01642 5/20 SR20-3878

ITEM 2.	CODE OF ETHICS.

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)   The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)   There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13.	EXHIBITS.

(a) (1) Not applicable.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.
Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.
Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Western Asset Corporate Loan Fund Inc.

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	May 26, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	May 26, 2020

By:	/s/ Christopher Berarducci
Christopher Berarducci
Principal Financial Officer

Date:	May 26, 2020